UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 9, 2004


                            HEALTHSOUTH Corporation
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)


                1-10315                             63-0860407
                -------                             ----------
       (Commission File Number)          (IRS Employer Identification No.)


              One HEALTHSOUTH Parkway, Birmingham, Alabama  35243
              -----------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (205) 967-7116
                                --------------
             (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         As previously announced, Mr. Charles M. Elson, 44, has been elected a member of the Board of Directors and the Special Committee of the Board of Directors of HealthSouth Corporation (the "Company"), effective September 9, 2004. The Company expects that Mr. Elson will also serve on the Company's Nominating/Corporate Governance Committee beginning on September 16, 2004.

         Mr. Elson holds the Edgar S. Woolard, Jr., Chair in Corporate Governance and is the Director of the John L. Weinberg Center for Corporate Governance at the University of Delaware. Mr. Elson has served on the National Association of Corporate Directors' Commissions on Director Compensation, Executive Compensation and the Role of the Compensation Committee, Director Professionalism, CEO Succession, Audit Committees, Strategic Planning, and Director Evaluation, was a member of its Best Practices Council on Coping with Fraud and Other Illegal Activity, and presently serves on that organization's Advisory Council. In addition, Mr. Elson serves as Vice Chairman of the American Bar Association's Committee on Corporate Governance and is a member of the American Bar Association's Committee on Corporate Laws. He is a graduate of Harvard College and the University of Virginia Law School.

         Mr. Elson served as an advisor to the Board's Nominating/Corporate Governance Committee from January 27, 2003, through June 2003. In connection therewith and pursuant to a consultant agreement, Mr. Elson has received payments and reimbursements of expenses of approximately $42,000 from the Company. Since January 1, 2003, there have been no other transactions or proposed transactions to which the Company or any of its subsidiaries was or is to be a party in which Mr. Elson had or is to have a direct or indirect material interest.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HEALTHSOUTH CORPORATION


                                      By: /s/ Gregory L. Doody
                                          -----------------------
                                          Name:  Gregory L. Doody
                                          Title: Executive Vice President,
                                                   General Counsel and Secretary


Dated: September 13, 2004